l:\secfiles\11-K\sat_2_95\pcsp23.doc1


                                                                EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-49243 of General Motors Corporation on Form S-8 of our report dated June 7, 1996 appearing in this Annual Report on Form 11-K of the Saturn Personal Choice Savings Plan for Non-Represented Members for the year ended December 31, 1995.




s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Nashville, Tennessee
June 27, 1996






































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